SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 23, 2003

The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, FL	32202

(Address of Principal Executive Offices)	(Zip Code)

(904) 301-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EX-99.1 SUPPLEMENTAL INFORMATION

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1	Supplemental Information for the period ending March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish Supplemental Information for the period ended March 31, 2003. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: April 23, 2003	By:	/s/ MICHAEL N. REGAN

Name: Michael N. Regan Title: Senior Vice President